Equity Method Investment	12 Months Ended
Dec. 31, 2021
Schedule of Equity Method Investments [Line Items]
Equity Method Investment

12.	EQUITY METHOD INVESTMENT
In June 2021, the Company completed an investment in a limited partnership (the “Investee”), which is affiliated with one of the Company’s principal equity owners. The Company invested $10.2 million, including related fees and expenses, for an approximate 7% interest of the Investee.

The change in the carrying value of the investment during the year ended December 31, 2021 is summarized below as follows (in thousands):

Equity method investment carrying value at December 31, 2020	$—
Cash contributions	10,228
Share of net income (loss) from the Investee	—

Equity method investment carrying value at December 31, 2021	$10,228